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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   ----------



                                    FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): August 3, 2000



                               MSI HOLDINGS, INC.

             (Exact name of registrant as specified in its charter)




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
             UTAH                                      0-8164                                       87-0280886
(State or other jurisdiction                      Commission  File                                (IRS Employer
       of incorporation)                               Number)                                  Identification No.)




1121 EAST 7TH STREET, AUSTIN TEXAS                                                                           78702
(Address of principal executive offices)                                                                (Zip Code)
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       Registrant's telephone number, including area code: (512) 476-6925



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ITEM 5.  OTHER EVENTS.

         As reported on August 7, 2000, MSI Holdings, Inc. (the "Company) and Hewlett-Packard Company ("HP") have entered into a financing under which HP has agreed, subject to the fulfillment of certain conditions, to lend up to $40 million to the Company. The loans, which will be evidenced by a convertible secured promissory note (the "Note"), will bear interest, payable quarterly, at the rate of 10.5% per annum. Principal will be due on August 3, 2004.

         Under the Note, the Company is required to use at least 50% of the proceeds of borrowings to purchase HP products, support and services. The remainder may be used for other corporate purposes. The Note will be secured by security interests in the HP equipment and other equipment acquired by the Company with the proceeds of the loans.

         At HP's option the Note is convertible into the Company's common stock at a price of $8.333333 per share, subject to adjustment.

         In connection with the financing, HP is to be a preferred provider of products and services for the Company's data centers.

         The description of the financing included in this Report is a summary and is qualified in its entirety by the terms of the Note Purchase Agreement, the Note and Registration Rights Agreement, which are filed as exhibits to this Report and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired. - Not Applicable

(b)      Pro Forma Financial Information - Not Applicable

(c)      Exhibits.


         1        Press Release dated August 7, 2000

         2 Note Purchase Agreement effective as of August 3, 2000 between the Company and Hewlett-Packard Company

         3        Convertible Secured U.S. $40,000,000 Note dated August 3, 2000

         4 Registration Rights Agreement made as of August 3, 2000 between the Company and Hewlett-Packard Company



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MSI Holdings, Inc.


                                             By: /s/ Peter E. Lorenzen
                                                --------------------------------
                                                 Peter E. Lorenzen
                                                 Vice President

August 9, 2000



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                                  EXHIBIT INDEX

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
Exhibit No.                Description

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1                          Press Release dated August 7, 2000

2 Note Purchase Agreement effective as of August 3, 2000 between the Company and Hewlett-Packard Company

3                          Convertible Secured U.S. $40,000,000 Note dated
                           August 3, 2000

4 Registration Rights Agreement made as of August 3, 2000 between the Company and Hewlett-Packard Company
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